                                                                    Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Intelligroup, Inc, (the "Company") on Form 10-K for the annual period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vikram Gulati, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and to the best of my knowledge and belief, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (16 U.S.C. 78m or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: March 31, 2006                    By: /s/ Vikram Gulati
                                               ------------------------
                                               Vikram Gulati
                                               Chief Executive Officer